UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22432

Oxford Lane Capital Corp.

(Exact name of registrant as specified in charter)

8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Address of principal executive offices)

Jonathan H. Cohen
Chief Executive Officer
Oxford Lane Capital Corp.

8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 983-5275

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Item 1. Reports to Shareholders.

The annual report to shareholders for the year ended March 31, 2014 is filed herewith pursuant to rule 30e-1 under the Investment Company Act of 1940.

Oxford Lane Capital Corp.

Annual Report

March 31, 2014

oxfordlanecapital.com

OXFORD LANE CAPITAL CORP.

Oxford Lane Capital Corp.

May 27, 2014

To Our Shareholders:

We are pleased to submit to you the report of Oxford Lane Capital Corp. (“we”, “us”, “our”, the “Fund” or “Oxford Lane”) for the year ended March 31, 2014. The net asset value of our shares at that date was $16.26 per common share. The Fund’s common stock is traded on the NASDAQ Global Select Market and its share price can differ from its net asset value. The Fund’s closing price at March 31, 2014 was $16.70, up from $15.98 at March 31, 2013. The total return for Oxford Lane, for the year ended March 31, 2014, as reflected in the Fund’s financial highlights, was 20.23%. This return reflects the change in market price for the period, as well as the positive impact of $2.35 per share in dividends declared and paid. On May 23, 2014, the last reported sale price of the Fund’s common stock was $16.89.

We should also draw your attention to our dividend policy, which has been discussed in earlier reports, as we believe that the Fund’s position deserves close attention. Oxford Lane is subject to significant and variable differences between its accounting income and its taxable income particularly as it relates to our collateralized loan obligation (“CLO”) equity investments. We invest in CLO entities which generally constitute “passive foreign investment companies” and are subject to complex tax rules; the calculation of taxable income attributed to a CLO equity investment can be dramatically different from the calculation of income for financial reporting purposes. Taxable income is based upon the distributable share of earnings as determined under tax regulations for each CLO equity investment, which may be consistent with the cash flows generated by those investments, while accounting income is currently based upon an effective yield calculation. The Fund’s final taxable earnings for the fiscal year ending March 31, 2014 will not be known until our tax returns are filed but our experience has been that cash flows have historically represented a reasonable estimate of taxable earnings. In general, we currently expect our annual taxable income to be higher than our reportable accounting income on the basis of actual cash received, and our dividend policy will be based upon our expectations for that taxable income (as is required for a regulated investment company). While reportable accounting income from our CLO equity class investments for the year ended March 31, 2014 was approximately $20.6 million, we received or were entitled to receive approximately $31.1 million in distributions. Our dividend policy is based upon our estimate of our taxable net investment income, which includes actual distributions from our CLO equity class investments.

Investment Review

The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return. Our current focus is to seek that return by investing in structured finance investments, specifically CLO vehicles which primarily own senior corporate debt securities. We may also seek to make direct investment in corporate debt securities. As of March 31, 2014, we held debt investments in 6 different CLO structures, and equity investments in 31 different CLO structures. Our investment strategy also includes warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle. We may also invest, on an opportunistic basis, in other corporate credits of a variety of types.

The Fund has thus far implemented its investment objective by purchasing in both the primary and secondary markets the income notes and subordinated notes (sometimes referred to as “equity”) and junior debt tranches of various CLO vehicles. Structurally, CLO vehicles are entities formed to purchase and manage portfolios of loans. The loans within a CLO vehicle are limited to loans which, on an aggregated basis, meet established credit criteria. They are subject to concentration limitations in order to limit a CLO vehicle’s exposure to individual credits. The CLO vehicles which the Fund focuses on are collateralized primarily by senior loans, and generally have minimal or no exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. The Fund may increase its exposure to warehouse facilities over the coming year.

Investment Outlook

Despite recent and continued strength across the credit markets broadly, we believe that the market for CLO-related assets continues to provide us with the opportunity to generate attractive risk-adjusted returns within our strategy. We believe that a number of factors support this conclusion, including:

—	We believe that the long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads and associated LIBOR floors have created opportunities to purchase certain CLO equity and junior debt instruments that may produce attractive risk-adjusted returns. Although yields on Senior Loans have generally decreased since mid-2010, we believe that CLO equity and junior debt instruments continue to offer attractive risk-adjusted returns.
—	We believe that the recently developed market to invest in warehouse financings, which are short-term facilities that are generally expected to form the basis of CLO vehicles (which the Fund may participate in or be repaid by), has created additional attractive risk-adjusted investment opportunities for us.
—	We believe that investing in CLO securities, and CLO equity instruments and warehouse financings in particular, requires a high level of research and analysis. We believe that typically this analysis can only be adequately conducted by knowledgeable market participants since that analysis tends to be highly specialized.
—	We believe that a stronger credit market for Senior Loans has reduced the risk of collateral coverage test violations across many CLO structures, thereby reducing the risk that current cash distributions otherwise payable to junior debt tranches and/or equity will be diverted under the priority of payments to pay down the more senior obligations in various CLO structures.
—	We believe that the US CLO market is relatively large with total assets under management of approximately $287 billion.(1) We estimate that the amount outstanding of the junior-most debt tranches (specifically the tranches originally rated “BB” and “B”) and equity tranches together are approximately $50 billion.

An investment in our Fund carries with it a number of risks, certain of which are discussed in the footnotes to the financial statements. Investors should read the risk disclosures footnote carefully.

We continue to review a large number of CLO investment vehicles in the current market environment, and we expect that the majority of our portfolio holdings, over the near to intermediate-term, will continue to be focused on CLO debt and equity securities, with the more significant focus over the near-term on CLO equity securities and warehouse facilities.

Jonathan H. Cohen
Chief Executive Officer

1. As of April 29, 2014. Source: RBS Securities Inc., Intex Solutions, Inc.

OXFORD LANE CAPITAL CORP.
TOP TEN HOLDINGS
AS OF MARCH 31, 2014

Investment	Maturity	Fair Value	% of Net Assets
Venture XVII CLO – class B preference shares	September 11, 2015	$20,000,000	8.07%
Venture 2014-16A CLO, Ltd. – subordinated notes	April 15, 2026	14,287,500	5.77%
Mountain Hawk III CLO, LLC – income notes	April 18, 2025	12,819,009	5.17%
Ares XXV CLO Ltd. – subordinated notes	January 17, 2024	12,710,000	5.13%
Mountain Hawk CLO 2013-2 – subordinated notes	July 20, 2024	11,915,000	4.81%
Ares XXIX CLO Ltd. – subordinated notes	April 17, 2026	11,156,250	4.50%
Emerson Park CLO – subordinated notes	July 15, 2025	10,902,500	4.40%
Shackleton CLO 2012-2 – income notes	October 20, 2023	9,705,000	3.92%
Carlyle Global Market Strategies CLO 2013-2, Ltd. – subordinated notes	April 18, 2025	9,527,500	3.84%
Venture 2013-3A CLO, Ltd. – subordinated notes	June 10, 2025	9,091,500	3.67%

Portfolio Investment Breakdown
(Excludes cash and other assets)

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014
ASSETS
Investments, at fair value (identified cost: $214,332,116)	$236,684,317
Cash and cash equivalents	103,312,518
Dividend receivable	4,219,738
Receivable for securities sold	4,332,368
Deferred issuance costs on mandatorily redeemable preferred stock	3,489,905
Interest receivable, including accrued interest purchased	289,634
Prepaid expenses and other assets	33,752
Total assets	352,362,232
LIABILITIES
Payable for securities purchased	24,629,250
Mandatorily redeemable preferred stock, net of discount	77,295,190
Investment advisory fee payable to affiliate	1,195,469
Incentive fees payable to affiliate	704,675
Directors' fees payable	27,500
Administrator expense payable	11,800
Accrued offering and deferred issuance costs	200,000
Accrued expenses	469,147
Total liabilities	104,533,031
NET ASSETS applicable to 15,240,729 shares of $0.01 par value common stock outstanding	$247,829,201
COMMITMENTS AND CONTINGENCIES (Note 8)
NET ASSETS consist of:
Paid in capital	236,710,605
Accumulated net realized gain on investments	1,771,528
Net unrealized appreciation on investments	22,352,201
Distribution in excess of net investment income	(13,005,133)
Total net assets	$247,829,201
Net asset value per common share	$16.26
Market price per share	$16.70
Market price premium to net asset value per share	2.71%

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
MARCH 31, 2014

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Debt Investments
ACA CLO 2007-1A	structured finance	CLO secured notes – Class E(3)(4)(5) (4.99%, due June 15, 2022)	$5,090,786	$3,794,768	$4,784,830
AMMC CLO XII, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (5.29%, due May 10, 2025)	2,500,000	2,171,629	2,167,250
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (5.64%, due April 18, 2025)	6,000,000	5,145,731	5,425,200
Emporia III, Ltd. 2007-3A	structured finance	CLO secured notes – Class E(3)(4)(5) (3.94%, due April 23, 2021)	3,594,000	2,911,400	3,110,248
Neuberger Berman CLO Ltd. 2012-13A	structured finance	CLO secured notes – Class F(3)(4)(5) (6.74%, due January 23, 2024)	4,500,000	3,881,783	4,390,650
Telos CLO 2013-3, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (5.74%, due January 17, 2024)	3,000,000	2,700,000	2,655,300
Total Collateralized Loan Obligation – Debt Investments				20,605,311	22,533,478	9.09%
Collateralized Loan Obligation – Equity Investments
ACA CLO 2007-1A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 28.67%, maturity June 15, 2022)	12,212,500	6,455,423	7,205,375
ACAS CLO 2013-1A, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 20.63%, maturity April 20, 2025)	4,000,000	3,118,131	4,080,000
AMMC CLO XII, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 13.92%, maturity May 10, 2025)	7,178,571	5,394,748	6,173,571
APID 2013-14A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 17.10%, maturity April 15, 2025)	2,272,500	1,967,414	2,386,125
Ares XXV CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 9.33%, maturity January 17, 2024)	15,500,000	12,124,649	12,710,000
Ares XXVI CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 14.68%, maturity April 15, 2025)	7,500,000	5,611,095	6,525,000
Ares XXIX CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 11.00%, maturity April 17, 2026)	12,750,000	11,240,304	11,156,250
Canaras Summit CLO 2007-1X	structured finance	CLO income notes(4)(6) (Estimated yield 57.09%, maturity June 19, 2021)	1,500,000	633,728	1,200,000
Carlyle Global Market Strategies CLO 2011-1X	structured finance	CLO subordinated notes(4)(6) (Estimated yield 31.40%, maturity August 10, 2021)	6,000,000	4,311,672	6,780,000
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 21.83%, maturity April 18, 2025)	9,250,000	7,408,420	9,527,500
Emerson Park CLO	structured finance	CLO subordinated notes(4)(6) (Estimated yield 17.59%, maturity July 15, 2025)	12,250,000	9,313,809	10,902,500
Gale Force 4 CLO 2007-4A	structured finance	CLO income notes(4)(6) (Estimated yield 32.80%, maturity August 20, 2021)	1,500,000	542,709	821,250
GUGG2 2011-1A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 13.62%, maturity May 15, 2030)	4,000,000	4,184,775	4,640,000
Harbourview CLO 2006-1	structured finance	CLO subordinated notes(4)(6) (Estimated yield 58.26%, maturity December 27, 2019)	4,380,000	1,797,339	3,635,400
Ivy Hill Middle Market Credit 7	structured finance	CLO subordinated notes(4)(6) (Estimated yield 12.18%, maturity October 20, 2025)	7,000,000	6,539,296	6,720,000
Jersey Street CLO 2006-1A	structured finance	CLO income notes(4)(6) (Estimated yield 30.13%, maturity October 20, 2018)	4,935,000	2,886,396	3,207,750

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (Continued)
MARCH 31, 2014

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Lightpoint CLO 2007-8	structured finance	CLO subordinated notes(4)(6) (Estimated yield 21.56%, maturity July 25, 2018)	$18,750,000	$7,981,629	$8,156,250
Mountain Hawk CLO 2013-2	structured finance	CLO subordinated notes(4)(6) (Estimated yield 12.85%, maturity July 20, 2024)	10,000,000	11,292,228	11,915,000
Mountain Hawk III CLO, LLC	structured finance	CLO income notes(4)(6) (Estimated yield 12.30%, maturity April 18, 2025)	15,000,000	13,595,586	12,819,009
	structured finance	CLO M notes(4)(6) (maturity April 18, 2025)	2,389,676	—	653,991
Neuberger Berman CLO Ltd. 2012-13A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 10.60%, maturity January 23, 2024)	6,255,000	3,966,359	4,065,750
North End CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 15.96%, maturity July 17, 2025)	3,187,500	2,600,539	2,868,750
Ocean Trails 2013-4	structured finance	CLO subordinated notes(4)(6) (Estimated yield 13.35%, maturity August 13, 2025)	4,000,000	3,288,779	3,680,000
Octagon XI CLO 2007-1A	structured finance	CLO income notes(4)(6) (Estimated yield 48.05%, maturity August 25, 2021)	2,025,000	1,081,365	1,802,250
Octagon XV CLO 2013-1A	structured finance	CLO income notes(4)(6) (Estimated yield 15.43%, maturity January 19, 2025)	2,000,000	1,848,277	2,120,000
Shackleton CLO 2012-2	structured finance	CLO income notes(4)(6) (Estimated yield 12.23%, maturity October 20, 2023)	10,000,000	9,135,066	9,705,000
Sheridan Square CLO Ltd.	structured finance	CLO income notes(4)(6) (Estimated yield 14.92%, maturity April 15, 2025)	1,279,070	1,069,753	1,215,117
Telos CLO 2013-3, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 12.91%, maturity January 17, 2024)	6,333,334	5,730,013	6,270,001
Telos CLO 2013-4, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 17.61%, maturity July 17, 2024)	8,700,000	6,594,072	7,830,000
Venture 2013-3A CLO, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 15.66%, maturity June 10, 2025)	9,500,000	7,557,334	9,091,500
Venture 2014-16A CLO, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 9.56%, maturity April 15, 2026)	15,000,000	14,455,897	14,287,500
Venture XVII CLO	structured finance	Class B preference shares(4)(6)(7) (Estimated yield 16.56%, maturity September 11, 2015)	20,000,000	20,000,000	20,000,000
Total Collateralized Loan Obligation – Equity Investments				193,726,805	214,150,839	86.41%
Total Investments				$214,332,116	$236,684,317	95.50%

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Notes bear interest at variable rates.
(4)	Cost value reflects accretion of original issue discount or market discount, and amortization of premium.

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (Continued)
MARCH 31, 2014

(5)	The CLO secured notes generally bear interest at a rate determined by reference to LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of March 31, 2014.
(6)	The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund's securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(7)	The Class B preference shares represent an investment in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO vehicle.

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF OPERATIONS

Year Ended March 31, 2014
INVESTMENT INCOME
Interest income	$23,006,599
EXPENSES
Investment advisory fees	3,655,755
Incentive fees	2,168,202
Professional fees	886,022
Administrator expense	786,250
General and administrative	651,091
Directors' fees	164,000
Transfer agent and custodian fees	69,762
Insurance expense	36,500
Interest expense on mandatorily redeemable preferred stock	4,501,196
Total expenses	12,918,778
Net investment income	10,087,821
Net change in unrealized appreciation on investments	4,592,120
Net realized gain on investments	7,981,427
Net realized and unrealized gain on investments	12,573,547
Net increase in net assets resulting from operations	$22,661,368

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase in net assets from operations:
Net investment income	$10,087,821	$5,924,964
Net realized gain on investments	7,981,427	2,374,224
Net change in unrealized appreciation on investments	4,592,120	16,015,666
Net increase in net assets resulting from operations	22,661,368	24,314,854
Distributions from net investment income	(20,202,469)	(12,066,726)
Distributions from net realized gain on investments	(3,018,700)	(348,668)
Total distributions to shareholders	(23,221,169)	(12,415,394)
Capital share transaction:
Issuance of common stock (net of underwriting fees and offering costs)	122,242,178	67,695,160
Reinvestment of dividends	3,007,101	1,665,902
Net increase in net assets from capital share transactions	125,249,279	69,361,062
Total increase in net assets	124,689,478	81,260,522
Net assets at beginning of period	123,139,723	41,879,201
Net assets at end of period (including distributions in excess of net investment income of $13,005,133 and $8,388,762)	$247,829,201	$123,139,723
Capital share activity:
Shares sold	7,446,373	5,030,347
Shares issued from reinvestment of dividends	191,638	115,861
Increase in capital share activity	7,638,011	5,146,208

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF CASH FLOWS

Year Ended March 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$22,661,368
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of discounts and premiums	(21,211,219)
Amortization of deferred issuance costs on preferred stock	359,847
Accretion of discount on mandatorily redeemable preferred stock	159,115
Purchases of investments	(140,019,222)
Sales of investments	30,054,519
Repayments of principal and reductions to investment cost value	49,064,641
Net change in unrealized appreciation on investments	(4,592,120)
Decrease in deferred offering costs	27,707
Net realized gain on investments	(7,981,427)
Increase in dividend receivable	(3,087,894)
Decrease in interest receivable	62,203
Increase in prepaid expenses and other assets	(1,805)
Increase in investment advisory fee payable	601,247
Increase in incentive fee payable	239,979
Decrease in administrator expense payable	(128)
Increase in accrued expenses	222,469
Net cash used in operating activities	(73,440,720)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of stock issued under dividend reinvestment plan of $3,007,101)	(20,214,068)
Proceeds from the issuance of common stock	125,527,091
Underwriting fees and offering costs for the issuance of common stock	(3,148,705)
Proceeds from the issuance of mandatorily redeemable preferred stock, net of discount	61,324,825
Deferred issuance costs for the issuance of preferred stock	(2,908,421)
Net cash provided by financing activities	160,580,722
Net increase in cash and cash equivalents	87,140,002
Cash and cash equivalents, beginning of period	16,172,516
Cash and cash equivalents, end of period	$103,312,518
SIGNIFICANT NON-CASH TRANSACTIONS
Value of shares issued in connection with dividend reinvestment plan	$3,007,101
Securities sold not settled	$4,332,368
Securities purchased not settled	$24,629,250
SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$3,982,234

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 1. ORGANIZATION

Oxford Lane Capital Corp. (“OXLC,” “we” or the “Fund”) was incorporated under the General Corporation Laws of the State of Maryland on June 9, 2010 as a non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund has elected to be treated for tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return and seeks to achieve its investment objective by investing in structured finance investments, specifically collateralized loan obligation (“CLO”) vehicles which primarily own senior corporate debt securities.

OXLC’s investment activities are managed by Oxford Lane Management LLC, (“OXLC Management”), a registered investment adviser under the Investment Advisors Act of 1940, as amended. BDC Partners LLC (“BDC Partners”) is the managing member of OXLC Management and serves as the administrator of OXLC.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and provide indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based upon experience, the Fund expects the risk of loss to be remote.

CASH AND CASH EQUIVALENTS

The Fund considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents. At March 31, 2014, cash and cash equivalents consisted solely of demand deposits maintained at well-capitalized financial institutions.

INVESTMENT VALUATION

The most significant estimates made in the preparation of the Fund’s financial statements are the valuation of investments and the effective yield calculations, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that OXLC makes. The Fund is required to specifically fair value each individual investment on a quarterly basis.

The Fund complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

to develop its own assumptions. The Fund has determined that due to the general illiquidity of the market for the Fund’s investment portfolio, whereby little or no market data exists, all of the Fund’s investments are valued based upon Level 3 inputs as of March 31, 2014. The Fund’s Board of Directors determines the value of OXLC’s investment portfolio each quarter. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements.

OXLC has acquired a number of debt and equity positions in CLO investment vehicles, which are special purpose financing vehicles. In valuing such investments, OXLC considers indicative prices provided by a recognized industry pricing service as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles, to the extent available, as well as any available information on other relevant transactions including trades, if any, and firm bids and offers in the market. In addition, OXLC considers the range of yields for such investments across the market, the operating metrics of the specific investment vehicle, including, but not limited to, net asset value, projected cash flows, compliance with collateralization tests, and defaulted and CCC-rated securities, if any. Using the pricing service’s indicative price as a starting point, if the implied yield is outside the market range, the valuation may be adjusted to a point within the market range. However, the impact of other market information, such as broker prices, actual trades and firm bids and offers as well as operating metrics of such investment, may also affect the valuation. On occasion, an indicative price that results in an implied yield that is within the market range may also be adjusted, depending upon the reliability and volume of other market information. OXLC Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. This information is presented to the Board for its determination of fair value of these investments.

The Fund may also invest directly in senior secured loans (either in the primary or secondary markets). In valuing such investments, OXLC Management will prepare an analysis of each loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. Any available information, including non-binding indicative bids obtained from a recognized industry pricing service and agent banks which may not be considered reliable, will be presented to the Valuation Committee of the Board to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Board will consider the number of trades, the size and timing of each trade and other circumstances around such trades, to the extent such information is available, in its determination of fair value. At March 31, 2014, the Fund did not have any direct investments in senior secured loans.

ASC 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” provides guidance on factors that should be considered in determining when a previously active market becomes inactive and whether a transaction is orderly. In accordance with ASC 820-10-35, the Fund’s valuation procedures specifically provide for the review of indicative quotes supplied by the brokers or agent banks that make a market for each security.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at March 31, 2014, were as follows:

	Fair Value Measurements at Reporting Date Using
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
	($ in millions)	($ in millions)	($ in millions)	($ in millions)
CLO debt	$—	$—	$22.5	$22.5
CLO equity	—	—	214.2	214.2
Total	$—	$—	$236.7	$236.7

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820-10, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of March 31, 2014. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Valuation Committee or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The table, therefore, is not all-inclusive, but provides information on the significant Level 3 inputs that are pertinent to the Fund’s fair value measurements. The weighted average calculations in the table below are based on principal balances for all CLO debt and equity investments.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of March 31, 2014	Valuation Techniques/ Methodologies	Unobservable Input		Range/Weighted Average
	($ in millions)
CLO debt	$22.5	market quotes	NBIB	(1)	86.54% – 97.57%/91.28%
CLO equity	155.3	market quotes	NBIB	(1)	43.5% – 119.15%/85.52%
	58.9	recent transactions	recent transactions		n/a
Total Fair Value for Level 3 Investments	$236.7

(1)	The Fund generally uses prices provided by an independent pricing service or broker or agent bank non-binding indicative bid prices (“NBIB”) on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by OXLC Management, including actual trades and firm bids and offers, if any, financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

A rollforward of the fair value of investments for the year ended March 31, 2014, utilizing significant unobservable inputs, is as follows:

($ in millions)	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Total
Balance at March 31, 2013	$42.5	$84.7	$127.2
Realized gains included in earnings(1)	5.4	2.5	7.9
Unrealized appreciation included in earnings	(3.4)	8.0	4.6
Amortization of discounts and premiums(1)	0.6	20.7	21.3
Purchases	4.9	154.3	159.2
Repayments, sales of principal and reductions to investment cost value	(27.5)	(56.0)	(83.5)
Transfers in and/or out of level 3	—	—	—
Balance at March 31, 2014	$22.5	$214.2	$236.7
The amount of total gains for the period included in earnings attributable to the change in unrealized gains or losses related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$0.8	$10.0	$10.8

(1)	Includes rounding adjustment to reconcile ending period balances.

The Fund’s policy is to recognize transfers in and transfers out of valuation levels as of the beginning of the reporting period. There were no transfers between Level 1, Level 2 and Level 3 during the year ended March 31, 2014.

PREFERRED STOCK

The Fund carries its mandatorily redeemable preferred stock at accreted cost on the statement of assets and liabilities, and not fair value. For disclosure purposes, the fair value of the 8.50% Series 2017 Term Preferred Shares (the “Series 2017 Shares”) and 7.50% Series 2023 Term Preferred Shares (the “Series 2023 Shares”) are approximately $16.5 and $63.0 million, respectively, at March 31, 2014. The fair value of the Series 2017 Shares and Series 2023 Shares is based upon a closing price per share of $26.02 and $23.97, respectively, at March 31, 2014. The Fund considers its preferred stock to be a level 3 liability within the fair value hierarchy.

PREPAID EXPENSES

Prepaid expenses consist primarily of insurance costs.

INVESTMENT INCOME RECOGNITION

Interest income from debt positions in CLO investment vehicles is recorded on the accrual basis to the extent that such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized on the effective yield method.

Interest income from investments in the “equity” class securities of CLO investment vehicles (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to maturity utilizing assumed cash flows. The Fund monitors the expected cash flows from its CLO equity investments, including the expected residual payments, and effective yield is determined and updated periodically, as needed.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

FEDERAL INCOME TAXES

The Fund intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For the year ended March 31, 2014, the Fund declared and paid dividends on common stock of $2.35 per share or approximately $23.2 million. The Fund declared and paid dividends on common stock of $2.20 per share or approximately $12.4 million for the year ended March 31, 2013. The tax character of distributions paid on common stock in 2014 represents approximately $20,202,000 of ordinary income and approximately $3,019,000 of capital gains, with no return of capital. The tax character of distributions paid on common stock in 2013 represents approximately $12,067,000 of ordinary income and approximately $349,000 of capital gains, with no return of capital.

For the years ended March 31, 2014 and March 31, 2013 the Fund also declared and paid dividends on preferred stock of approximately $3,982,000 and $459,000, respectively. The tax character of distributions paid on preferred stock represents ordinary income.

As of March 31, 2014, the estimated components of distributable earnings, on a tax basis, were as follows:

Distributable ordinary income	$1,253,007
Distributable long-term capital gains	$2,794,578
Unrealized appreciation on investments	$7,081,555

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from investments in equity CLOs and permanent book/tax differences attributable to non-deductible excise taxes. These amounts will be finalized before filing the federal tax return.

Aggregate gross unrealized appreciation for tax purposes is $14,175,985; and aggregate gross unrealized depreciation of $7,094,430. For tax purposes, the cost basis of the portfolio investments at March 31, 2014 was $229,602,762.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Dividends from net investment income, if any, are expected to be declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carry-forward, are typically distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan unless the shareholder has elected to have them paid in cash.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Amounts required to be distributed reflect estimates made by the Fund. Dividends paid by the Fund are subject to re-characterization for tax purposes.

CONCENTRATION OF CREDIT RISK

At March 31, 2014, the Fund maintained a cash balance with State Street Bank and Trust Co. The Fund is subject to credit risk arising should State Street Bank and Trust Co. be unable to fulfill its obligations. In addition, the Fund’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which will subject the Fund to a risk of significant loss if that sector experiences a market downturn.

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification.

DEFERRED OFFERING COSTS

Deferred offering costs consist principally of legal, accounting, filing and underwriting fees incurred that are related to an offering proposed by the Fund. The deferred offering costs will be charged to capital upon the completion of an offering or charged to expense if the offering is unsuccessful. Expenses related to shelf offerings are charged to capital as securities registered are issued.

DEFERRED ISSUANCE COSTS

Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Fund’s preferred stock offerings. The deferred issuance costs are being amortized and included in interest expense on mandatorily redeemable preferred stock in the statement of operations over the term of the Series 2017 and 2023 Shares.

NOTE 3. RELATED PARTY TRANSACTIONS

Effective September 9, 2010, the Fund entered into an Investment Advisory Agreement with OXLC Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners is the managing member of OXLC Management and serves as the administrator of OXLC. Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay OXLC Management a fee for advisory and management services consisting of two components — a base management fee and an incentive fee. The base-management fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears.

The base management fee is calculated based on the average value of the Fund’s gross assets, which means all assets of any type, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur incentive fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of the

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 3. RELATED PARTY TRANSACTIONS  – (continued)

Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our undistributed net investment income used to calculate the incentive fee is also included in the amount of the Fund’s gross assets used to calculate the 2.00% base management fee. The incentive fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter is calculated as follows:

•	no incentive fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;
•	100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide the investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and
•	20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to OXLC Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to OXLC Management).

There is no offset in subsequent quarters for any quarter in which an incentive fee is not earned. For the year ended March 31, 2014, the Fund accrued incentive fee expenses of approximately $2.2 million. At March 31, 2014, the Fund has an incentive fee payable of approximately $705,000.

Effective September 9, 2010, the Fund entered into an administration agreement with BDC Partners to serve as its administrator. Under the administration agreement, BDC Partners performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and preparing reports to the Fund’s stockholders.

In addition, BDC Partners assists the Fund in determining and publishing the Fund’s net asset value, oversees the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the administration agreement are equal to an amount based upon the Fund’s allocable portion of BDC Partners’ overhead in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer, chief compliance officer, controller and treasurer, and any administrative support staff. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $5,000. No compensation will be paid to directors who are interested persons of the Fund as defined in the 1940 Act.

Certain directors, officers and other related parties, including members of OXLC Management, own 4.2% of the common stock of the Fund at March 31, 2014.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 4. OTHER INCOME

Other income includes closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of the Fund’s investments, are fully earned and non-refundable, and are generally non-recurring. The Fund had no such income for the year ended March 31, 2014.

NOTE 5. SERIES 2017 TERM PREFERRED SHARES

The Fund has authorized five million preferred shares at a par value of $0.01 per share. On November 28, 2012, the Fund completed an underwritten public offering of 600,000 shares of its newly designated 8.50% Series 2017 Term Preferred Shares (the “Series 2017 Shares”) at a public offering price of $25 per share, less underwriting fees and offering costs. The Fund also granted the underwriters a 30-day option to purchase additional shares of Series 2017 Shares on the same terms and conditions to cover over-allotments. On December 10, 2012, the underwriters purchased an additional 32,450 shares of Series 2017 Shares. The total net proceeds to the Fund from the issuance of the Series 2017 Shares were approximately $14.8 million.

The Fund is required to redeem all of the outstanding Series 2017 Shares on December 31, 2017 at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. OXLC cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Series 2017 Shares on December 31, 2017 without the prior unanimous vote or consent of the holders of Series 2017 Shares. If the Fund fails to maintain an asset coverage ratio of at least 200%, the Fund will redeem a portion of the outstanding Series 2017 Shares in an amount at least equal to the lesser of (1) the minimum number of shares of Series 2017 Shares necessary to cause OXLC to meet our required asset coverage ratio, and (2) the maximum number of Series 2017 Shares that OXLC can redeem out of cash legally available for such redemption. At any time on or after December 31, 2014, at the Fund’s sole option, the Fund may redeem the Series 2017 Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on the Series 2017 Shares.

Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Fund’s preferred stock offering. As of March 31, 2014, the Fund had deferred issuance costs of approximately $0.7 million. In addition, the Fund pays monthly dividends on the preferred shares at an annual rate of 8.50% of the $25 liquidation preference per share, or $2.125 per year, on the last business day of each month. The deferred issuance costs are being amortized and included, along with the monthly dividend payment, in interest expense on mandatorily redeemable preferred stock in the statement of operations over the term of the Series 2017 Shares. Amortization expense for the year ended March 31, 2014 was approximately $0.2 million. The Fund also paid dividends for the year ended March 31, 2014 on Series 2017 Shares of approximately $1.3 million.

NOTE 6. SERIES 2023 TERM PREFERRED SHARES

The Fund has authorized five million preferred shares at a par value of $0.01 per share. On June 21, 2013, the Fund completed an underwritten public offering of 800,000 shares of its newly designated 7.50% Series 2023 Term Preferred Shares (the “Series 2023 Shares”); at a public offering price of $25 per share, less underwriting fees and offering costs. The Fund also granted the underwriters a 30-day option to purchase additional shares of Series 2023 Shares on the same terms and conditions to cover over-allotments. On July 10, 2013, the underwriters purchased an additional 62,000 shares of Series 2023 Shares. The total net proceeds to the Fund from the issuance of the Series 2023 Shares were approximately $20.5 million. On November 18, 2013, the Fund completed an offering of additional shares of its Series 2023 Shares in an underwritten public offering. The Fund sold 1,767,770 shares, including 142,770 shares sold pursuant to a

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 6. SERIES 2023 TERM PREFERRED SHARES  – (continued)

partial exercise of a 30-day option granted to the underwriters at a purchase price of $22.50 per share. The total net proceeds to the Fund from the additional issuance of the Series 2023 Shares were approximately $38.1 million.

The Fund is required to redeem all of the outstanding Series 2023 Shares on June 30, 2023 at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. OXLC cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Series 2023 Shares on June 30, 2023 without the prior unanimous vote or consent of the holders of Series 2023 Shares. If the Fund fails to maintain an asset coverage ratio of at least 200%, the Fund will redeem a portion of the outstanding Series 2023 Shares in an amount at least equal to the lesser of (1) the minimum number of shares of Series 2023 Shares necessary to cause OXLC to meet our required asset coverage ratio, and (2) the maximum number of Series 2023 Shares that OXLC can redeem out of cash legally available for such redemption. At any time on or after June 30, 2016, at the Fund’s sole option, the Fund may redeem the Series 2023 Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on the Series 2023 Shares.

Deferred issuance costs represent underwriting fees and other direct costs that are related to the Fund’s preferred stock offering. As of March 31, 2014, the Fund had a deferred issuance balance of approximately $2.7 million. Discount on the preferred shares at the time of issuance totaled approximately $4.4 million. In addition, the Fund pays monthly dividends on the preferred shares at an annual rate of 7.50% of the $25 liquidation preference per share, or $1.875 per year, on the last business day of each month. The deferred issuance costs and discount on the preferred shares are being amortized and included, along with the monthly dividend payment, in interest expense on mandatorily redeemable preferred stock in the statement of operations over the term of the Series 2023 Shares. The accretion of discount for the year ended March 31, 2014 was approximately $0.2 million. The amortization expense for the year ended March 31, 2014 was approximately $0.2 million and the Fund paid dividends for the year ended March 31, 2014 on Series 2023 Shares of approximately $2.6 million.

NOTE 7. PURCHASES AND SALES AND REPAYMENTS OF SECURITIES

Purchases of securities totaled approximately $159.2 million, and sales and repayments of securities totaled approximately $44.4 million, excluding short-term investments, for the year ended March 31, 2014.

NOTE 8. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into a variety of undertakings containing warranties and indemnifications that may expose the Fund to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of March 31, 2014, the Fund had issued a commitment to purchase $5.6 million of B&M CLO 2014-1, Ltd. Junior Notes and a commitment to purchase an additional $25 million of Venture XVII CLO, Limited Class B Preference Shares.

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material impact upon its financial condition or results of operations.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 9. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known, however, the Fund expects any risk of loss to be remote.

NOTE 10. FINANCIAL HIGHLIGHTS

Financial highlights for the years ended March 31, 2014, 2013, 2012 and for the period January 25, 2011 (Commencement of Operations) to March 31, 2011 are as follows:

	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	January 25, 2011 (Commencement of Operations) to March 31, 2011
Per Share Data
Net asset value at beginning of period(1)	$16.20	$17.05	$18.19	$16.80
Net investment income(2)	1.24	1.17	1.19	0.07
Net realized and unrealized capital gains(3)	1.56	3.54	0.83	(0.03)
Total from investment operations	2.80	4.71	2.02	0.04
Distributions from net investment income	(1.97)	(2.13)	(2.05)	(0.25)
Distributions from net realized gain on investments	(0.38)	(0.07)	—	—
Distributions based on weighted average share impact	(0.51)	(0.28)	(0.10)	—
Total distributions(4)	(2.86)	(2.48)	(2.15)	(0.25)
Effect of shares issued, net of underwriting expense(5)	0.16	(2.52)	(0.77)	1.79
Effect of offering costs(5)	(0.04)	(0.56)	(0.24)	(0.19)
Effect of shares issued, net(5)	0.12	(3.08)	(1.01)	1.60
Net asset value at end of period	$16.26	$16.20	$17.05	$18.19
Per share market value at beginning of period	$15.98	$14.60	$18.75	$20.00
Per share market value at end of period	$16.70	$15.98	$14.60	$18.75
Total return(6)(7)	20.23%	26.21%	(10.75)%	(5.0)%
Shares outstanding at end of period	15,240,729	7,602,719	2,456,511	1,861,250
Ratios/Supplemental Data
Net assets at end of period (000’s)	$247,829	$123,140	$41,879	$33,863
Average net assets (000's)	$154,112	$100,481	$36,644	$34,389
Ratio of net investment income to average daily net assets	6.55%	5.90%	7.18%	3.51	%(8)
Ratio of expenses to average daily net assets	8.38%	5.65%	6.50%	4.79	%(8)
Portfolio turnover rate	28.81%	12.29%	0.22%	0.05%

(1)	For period January 25, 2011 through March 31, 2011, represents the net asset value per share prior to commencement of operations.
(2)	Represents per share net investment income for the period, based upon average shares outstanding.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 10. FINANCIAL HIGHLIGHTS  – (continued)

(3)	Net realized and unrealized capital gains and losses include rounding adjustments to reconcile change in net asset value per share.
(4)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Fund's taxable earnings fall below the total amount of the Fund's distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund's stockholders. The final determination of the nature of our distributions can only be made upon the filing of our tax return.
(5)	Based upon actual shares outstanding upon share issuance.
(6)	Total return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the market price as of the beginning of the period, and that dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan, excluding any discounts, and that the total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.
(7)	Total return for the period January 25, 2011 through March 31, 2011 was not annualized.
(8)	Annualized, after adjusting for certain periodic expenses recorded during the period January 25, 2011 through March 31, 2011.

NOTE 11. RISK DISCLOSURES

The U.S. capital markets have experienced periods of extreme volatility and disruption over the past five years. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Fund believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Fund’s business, financial condition and results of operations. Adverse economic conditions could also limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could limit the Fund’s investment purchases, limit the Fund’s ability to grow and negatively impact the Fund’s operating results.

OXLC Management’s investment team also presently manages the portfolios of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, TICC CLO LLC, a subsidiary of TICC Capital Corp. 2011-1 Holdings, LLC, a direct subsidiary of TICC Capital Corp., the assets of which are included in the gross assets of TICC Capital Corp., TICC CLO 2012-1 LLC, a direct subsidiary of TICC Capital Corp., the assets of which are included in the gross assets of TICC Capital Corp., and T2 Income Fund CLO I Ltd., a CLO structured finance vehicle that invests in a diversified portfolio of Senior Loans. In certain instances, the Fund may co-invest on a concurrent basis with affiliates of its investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. Such co-investment may require exemptive relief from the SEC. If relief is sought, there can be no assurance when, or if, such relief may be obtained. No co-investments that would require exemptive relief have been made. The affiliated entities of the Fund are subject to a written policy with respect to the allocation of investment opportunities.

Given the structure of the Fund’s Investment Advisory Agreement with OXLC Management, any general increase in interest rates will likely have the effect of making it easier for OXLC Management to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Fund’s investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the investment adviser could potentially receive a significant portion of the increase in the Fund’s investment income attributable to such a general increase in interest rates. If that were to occur, the Fund’s increase in net earnings, if any, would likely be significantly smaller than the relative increase in the investment adviser’s income incentive fee resulting from such a general increase in interest rates.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 11. RISK DISCLOSURES  – (continued)

The Fund’s portfolio consists of equity and junior debt investments in CLO vehicles, which involve a number of significant risks. CLO vehicles are typically very highly levered (10 – 14 times), and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of Senior Loans without the expenses associated with directly holding the same investments, the Fund generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

The interests the Fund has acquired in CLO vehicles are generally thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Fund’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results. The Fund’s net asset value may also decline over time if the Fund’s principal recovery with respect to CLO equity investments is less than the price that the Fund paid for those investments. Further, to the extent income from the Fund’s CLO equity investments (which the Fund expects to decline as those vehicles deleverage after the end of their respective reinvestment periods) declines or if the Fund transitions its portfolio into lower yielding investments, the Fund’s ability to pay future dividends may be harmed.

An increase in LIBOR would materially increase the CLO vehicles’ financing costs. Since most of the collateral positions within the CLO investments have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the equity investors.

To illustrate the potential impact of a change in the underlying interest rate on our total estimated taxable income as it pertains to our CLO investments, we have assumed a 1% increase in the underlying three-month LIBOR, and no other change in our CLO portfolio, or to any of the credit, spread, default rate or other factors, as of March 31, 2014. Under this analysis, we currently estimate the effect on total estimated taxable income to equal a decrease of approximately $14.0 million on an annualized basis, reflecting the portfolio assets held within these CLO vehicles which have implied floors that would be unaffected by a 1% change in the underlying interest rate, compared to the debt carried by those CLO vehicles which are at variable rates and which would be affected by a change in three-month LIBOR. Although management believes that this analysis is broadly indicative of our existing LIBOR sensitivity, it does not adjust for changes in any of the other assumptions that could effect the return on CLO equity investments, both positively and negatively (and

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 11. RISK DISCLOSURES  – (continued)

which could accompany changes to the three-month LIBOR rate), such as default rates, recovery rates, prepayment rates, reinvestment rates, and other factors that could affect the net increase (or decrease) in net assets resulting from operations. Accordingly, it is highly probable that actual results would differ materially from the results under this hypothetical analysis.

OXLC Management anticipates that the CLO vehicles in which the Fund invests may constitute “passive foreign investment companies” (“PFICs”). If the Fund acquires shares in a PFIC (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFICs income for each year regardless of whether the Fund receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its status as a RIC.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in the Fund’s income, it will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Note 2. Summary of Significant Accounting Policies — Federal Income Taxes.”

The Fund’s Series 2017 Shares and Series 2023 Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Series 2017 Shares and Series 2023 Shares may increase, which would likely result in a decline in the secondary market price of the Series 2017 Shares and Series 2023 Shares prior to the term redemption date. The Fund may be unable to pay dividends on the Series 2017 Shares and Series 2023 Shares under some circumstances. The terms of any future indebtedness OXLC may incur could preclude the payment of dividends in respect of equity securities, including the Series 2017 Shares and Series 2023 Shares, under certain conditions.

Given the seven-year and ten-year term and potential for early redemption of the Series 2017 Shares and Series 2023 Shares, respectively, see “Note 5. Series 2017 Term Preferred Shares and Note 6. Series 2023 Term Preferred Shares,” holders of such shares may face an increased reinvestment risk, which is the risk that

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

NOTE 11. RISK DISCLOSURES  – (continued)

the return on an investment purchased with proceeds from the sale or redemption of the Series 2017 Shares and Series 2023 Shares may be lower than the return previously obtained from the investment in such shares.

The Fund does not intend to have the Series 2017 Shares and Series 2023 Shares rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that the Series 2017 Shares and Series 2023 Shares may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

NOTE 12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU 2013-08, “Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act will be automatically deemed an investment company under the new GAAP definition. As such, the Fund anticipates no impact from adopting this standard on the Fund’s financial results. The Fund is currently assessing the additional disclosure requirements. ASU 2013-08 will be effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.

NOTE 13. SUBSEQUENT EVENTS

On May 19, 2014, the Board of Directors declared a distribution of $0.60 per share of common stock for the fiscal first quarter, payable on June 30, 2014 to shareholders of record as of June 16, 2014.

The Fund has evaluated events and transactions that occurred after March 31, 2014 and through the date that the financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Oxford Lane Capital Corp.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Oxford Lane Capital Corp. (“the Company”) at March 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period January 25, 2011 (commencement of operations) through March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
May 27, 2014

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (ii) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $2.50 plus a per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 250 Royall Street, Canton, MA 02021 or by phone at (781) 575-2973.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Oxford Lane Capital Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee and a Valuation Committee, and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (203) 983-5275.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	49	Chief Executive Officer and Director	2010	2016
Saul B. Rosenthal	45	President and Director	2010	2015
Independent Directors
Mark J. Ashenfelter	54	Chairman of the Board of Directors	2010	2016
John Reardon	47	Director	2010	2014
David S. Shin	46	Director	2010	2015

The address for each of our directors is c/o Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Patrick F. Conroy	57	Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Messrs. Cohen and Rosenthal are “interested persons” of Oxford Lane Capital as defined in the 1940 Act. Messrs. Cohen and Rosenthal are interested persons of Oxford Lane Capital due to their positions as Chief Executive Officer and President, respectively, of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the managing member and non-managing member, respectively, of BDC Partners, the administrator for Oxford Lane Capital.

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company, and TICC Management, LLC, TICC Capital Corp.’s investment adviser, and as the managing member of BDC Partners. Mr. Cohen is also a member of the Board of Directors of TICC Capital Corp. In addition, Mr. Cohen has served since 2005 as the Chief Executive Officer of T2 Advisers, LLC, which serves as the collateral manager for T2 Income Fund CLO I Ltd. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and is member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President since 2004 of TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company. In addition, Mr. Rosenthal has also served since 2005 as the President of T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of Algorithmic Implementations, Inc. (d/b/a Ai Squared), the National Museum of Mathematics and the New York City chapter of the Young Presidents’ Organization (YPO). Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Directors

The following directors are not “interested persons” of Oxford Lane Capital, as defined in the 1940 Act.

Mark J. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

John Reardon is the principal of Reardon Consulting, LLP, which specializes in providing management consulting services to technology companies in the telecom, software, and cyber security industries. Mr. Reardon also serves as the Managing Director of Choctaw Telecom LLC. Previously, Mr. Reardon managed telecommunications companies in the mobile voice, data and engineering services markets as Chief Executive Officer and a member of the Board of Directors of Mobex Communications, Inc. from 2001 to 2005. From 1997 – 2001, he served as General Counsel and Secretary of the Board of Directors of Mobex Communications, Inc. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree in Political Science from Boston University, summa cum laude, and earned his J.D. from Columbia Law School. He is admitted to the New York State Bar and the Washington, DC Bar, and is the past president of the Columbia Law School Alumni Association of Washington, DC. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

David S. Shin presently serves as an asset management professional at Perella Weinberg Partners, a financial services firm. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he served from 1990 to 1992, before attending law school. Mr. Shin received a B.S. from The Wharton School at the University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Patrick F. Conroy has served as our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary since 2010. Mr. Conroy has also served as the Chief Financial Officer since 2003, and the Chief Compliance Officer and Corporate Secretary since 2004, of TICC Capital Corp., a publicly traded business development company. Mr. Conroy also currently serves as the Chief Financial Officer, Chief Compliance Officer and Treasurer of Oxford Lane Management, TICC Management, LLC and BDC Partners. Mr. Conroy has also served since 2005 as the Chief Financial Officer of T2 Advisers, LLC. Prior to joining TICC Capital Corp. in December 2003, Mr. Conroy was a consultant on financial reporting and compliance matters, as well as an adjunct professor of accounting and finance at St. Thomas Aquinas College. He is a certified public accountant. Mr. Conroy received a B.S. in Accounting, summa cum laude, from St. John’s University and did graduate work at Bernard M. Baruch College of the City University of New York.

Compensation of Directors

The following table sets forth compensation of our directors for the year ended March 31, 2014.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—
Independent Directors
Mark J. Ashenfelter	$53,000	—	$53,000
John Reardon	$53,000	—	$53,000
David S. Shin	$58,000	—	$58,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $5,000. No compensation is paid to directors who are interested persons of Oxford Lane Capital as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers will not receive any direct compensation from Oxford Lane Capital. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in BDC Partners, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Conroy, our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary, is paid by our administrator, BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Conroy to Oxford Lane Capital.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At an in-person meeting of our Board of Directors held on July 24, 2013, our Board of Directors unanimously voted to continue the investment advisory agreement (the “Advisory Agreement”) by and between the Fund and Oxford Lane Management, LLC (“Oxford Lane Management”). In reaching a decision to continue the investment advisory agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Fund by Oxford Lane Management;
•	the investment performance of the Fund and Oxford Lane Management;
•	comparative data with respect to advisory fees or similar expenses paid by other registered management investment companies with similar investment objectives;
•	the Fund’s projected operating expenses and expense ratio compared to registered management investment companies with similar investment objectives;
•	any existing and potential sources of indirect income to Oxford Lane Management or BDC Partners, LLC from their relationships with the Fund and the profitability of those relationships;
•	information about the services to be performed and the personnel performing such services under the Advisory Agreement;
•	the organizational capability and financial condition of Oxford Lane Management and its affiliates;
•	Oxford Lane Management’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to Oxford Lane Management; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that fees payable to Oxford Lane Management pursuant to the Advisory Agreement were reasonable in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. In addition, the Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Board of Directors may have given different weights to different factors.

SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its Annual Meeting of Shareholders (the “Meeting”) on September 12, 2013 and submitted one matter to a vote of the shareholders. At the Meeting, shareholders elected two nominees for director to serve for a three-year term to expire at the 2016 Annual Meeting of Shareholders based on the following votes:

Name	Votes For	Votes Withheld
Jonathan H. Cohen(1)	7,151,793	975,357
Mark J. Ashenfelter(2)	1,313,132	103,908

(1)	Mr. Cohen was elected by the holders of our outstanding common stock and preferred stock, voting together as a single class.
(2)	Mr. Ashenfelter was elected by the holders of our outstanding preferred stock, voting as a single class.

ADDITIONAL INFORMATION

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available free of charge by contacting the Fund by mail at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on its website at http://www.oxfordlanecapital.com.

Proxy Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended March 31, is available (i) without charge, upon request, by calling (203) 983-5275; (ii) on the Fund’s website at http://www.oxfordlanecapital.com and (iii) on the Commission’s website at http://www.sec.gov.

Tax Information

For tax purposes, distributions to shareholders during the year ended March 31, 2014, were approximately $23.2 million.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•	It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.
•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Oxford Lane Capital Corp.

BOARD OF DIRECTORS

Independent Directors
Mark J. Ashenfelter, Chairman of the Board of Directors
John Reardon
David S. Shin

Interested Directors(1)
Jonathan H. Cohen
Saul B. Rosenthal

OFFICERS
Jonathan H. Cohen, Chief Executive Officer
Saul B. Rosenthal, President
Patrick F. Conroy, Chief Financial Officer, Chief Compliance Officer and Secretary
Bruce L. Rubin, Treasurer and Controller

INVESTMENT ADVISOR
Oxford Lane Management, LLC
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(1) As defined under the Investment Company Act of 1940, as amended.

Oxford Lane Capital Corp.

8 Sound Shore Drive, Suite 255  |  Greenwich, CT 06830  |  oxfordlanecapital.com  |  (202) 983-5275

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Oxford Lane Capital. Registrant’s code of ethics can be accessed via its website at http://www.oxfordlanecapital.com. There were no amendments to the Code during the period covered by the report. Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is David S. Shin based on his experience in investment banking and accounting. Mr. Shin is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP (“PWC”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2014 and 2013 were $483,000 and $394,300, respectively.
(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by PWC that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended March 31, 2014 and 2013 were $456,100 and $214,717, respectively. These fees related to services provided in connection with securities offerings.
(c)	Tax Fees. The aggregate fees billed for professional services by PWC for tax compliance, tax advice and tax planning in the fiscal years ended March 31, 2014 and 2013 were $33,325 and $15,525, respectively.
(d)	All Other Fees. No such fees were billed during the last two fiscal years for products and services provided by PWC.
(e) (1)	The Registrant’s Audit Committee is required to pre-approve any Independent Accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(e)(2)	Not applicable.
(f)	Not applicable.
(g)	For the fiscal years ended March 31, 2014 and March 31, 2013, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another

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investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant and the Registrant’s investment advisor were $33,325 and $15,525, respectively.
(h)	There were no non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are David S. Shin (chairman), Mark J. Ashenfelter and John Reardon.

Item 6. Schedule of Investments.

Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated proxy voting responsibility to Oxford Lane Management, LLC. The Proxy Voting Policies and Procedures of Oxford Lane Management, LLC are set forth below.

OXFORD LANE MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

The guidelines will be reviewed periodically by Oxford Lane Management and the Registrant’s non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Oxford Lane Management, LLC.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so. Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing members any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

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Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well. We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio manager of the Registrant, as of March 31, 2014, is set forth below.

The management of the Registrant’s investment portfolio is the responsibility of Oxford Lane Management, LLC (“Oxford Lane Management”), and its investment committee, which currently consists of Jonathan H. Cohen, the Registrant’s Chief Executive Officer, Saul B. Rosenthal, the Registrant’s President, and Darryl Monasebian the Executive Vice President of Oxford Lane Management. The Registrant’s investment adviser’s investment committee must approve each new investment that the Registrant makes. The members of the Registrant’s investment adviser’s investment committee are not employed by the Registrant, and receive no compensation from the Registrant in connection with their portfolio management activities. Messrs. Cohen and Rosenthal, through their ownership of BDC Partners, LLC, the managing member of Oxford Lane Management, are entitled to a portion of any investment advisory fees paid by the Registrant to Oxford Lane Management.

Because Oxford Lane Management currently provides portfolio management services only to the Registrant, the Registrant does not believe there are any conflicts of interests with respect to Oxford Lane Management’s management of the Registrant’s portfolio on the one hand, and the management of other accounts or investment vehicles by Oxford Lane Management on the other. However, Mr. Cohen currently serves as Chief Executive Officer and Mr. Rosenthal currently serves as President and Chief Operating Officer of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, and is the collateral manager of TICC CLO LLC and TICC CLO 2012-1 LLC, and TICC Capital Corp.’s investment adviser, TICC Management, LLC. In addition, Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, for T2 Advisers, LLC, which serves as collateral manager for T2 Income Fund CLO I Ltd. BDC Partners, LLC is the managing member, and Charles M. Royce is a non-managing member, of TICC Management, LLC. As a result, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interests with respect to their management of the Registrant’s portfolio on the one hand, and their respective obligations to manage TICC Capital Corp., TICC CLO LLC, TICC CLO 2012-1 LLC and T2 Income Fund CLO I Ltd. on the other hand.

Set forth below is additional information regarding the additional entities currently managed by Messrs. Cohen and Rosenthal:

Name	Entity	Investment Focus	Gross Assets(1)
TICC Capital Corp.(2)	Business development company	Principally debt investments in U.S. based companies	$1.094 billion
T2 Income Fund CLO I Ltd.	Cayman-based structured finance vehicle	Principally debt investments across a variety of industries	$276 million

(1)	Gross assets are calculated as of March 31, 2014, and are rounded to the nearest million.
(2)	Includes the gross assets held by TICC CLO LLC and TICC CLO 2012-1 LLC.

Investment Personnel

The Registrant’s investment adviser is led by Jonathan H. Cohen, Chief Executive Officer, and Saul B. Rosenthal, President. Messrs. Cohen and Rosenthal are assisted by Darryl M. Monasebian and Hari Srinivasan, who serve as Executive Vice President and Managing Director for Oxford Lane Management,

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respectively. The Registrant considers Messrs. Cohen, Rosenthal, Monasebian and Srinivasan to be Oxford Lane Management’s senior investment team. The Registrant considers Messrs. Cohen and Rosenthal to be the Registrant’s portfolio managers.

The table below shows the dollar range of shares of the Registrant’s common stock to be beneficially owned by each of the Registrant’s portfolio managers as of March 31, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities in Oxford Lane Capital Corp.(1)(2)
Jonathan H. Cohen	Over $1,000,000
Saul B. Rosenthal	Over $1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or Over $1,000,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price of our common stock of $16.70 on March 31, 2014 on the Nasdaq Global Select Market.

The following information pertains to the members of Oxford Lane Management’s investment team:

Jonathan H. Cohen  has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company, and TICC Management, LLC, TICC Capital Corp.’s investment adviser, and as the managing member of BDC Partners. Mr. Cohen is also a member of the Board of Directors of TICC Capital Corp. In addition, Mr. Cohen has served since 2005 as the Chief Executive Officer of T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and is member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal  has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President since 2004 of TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company. In addition, Mr. Rosenthal has also served since 2005 as the President of T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of Algorithmic Implementations, Inc. (d/b/a Ai Squared), the National Museum of Mathematics and the New York City chapter of the Young Presidents’ Organization (YPO). Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Darryl M. Monasebian.  Mr. Monasebian is the Executive Vice President and head of portfolio management of Oxford Lane Management and also holds those same positions at TICC Management, LLC, the investment adviser to TICC Capital Corp. Mr. Monasebian has also served since 2005 as the senior managing director and head of portfolio management of T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Prior to joining TICC Management, LLC, Mr. Monasebian was a director in the Merchant Banking Group at BNP Paribas, and prior to that was a director at Swiss Bank Corporation and a senior account officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an investment analyst in the Corporate Investments Department. Mr. Monasebian received a B.S. in Management Science/Operations Research from Case Western Reserve University and a Masters of Business Administration from Boston University’s Graduate School of Management.

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Hari Srinivasan.  Mr. Srinivasan is a Managing Director and portfolio manager of Oxford Lane Management, and also holds those same positions at TICC Management, LLC, the investment adviser to TICC Capital Corp., and at T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Previously, Mr. Srinivasan was a credit manager at Lucent Technologies from 2002 to 2005, focusing on restructuring and monetization of distressed assets in Lucent’s vendor finance portfolio, and credit analysis of Lucent’s telecom customers. Prior to that, Mr. Srinivasan was an analyst in the fixed income group at Lehman Brothers from 1998 to 2002. Mr. Srinivasan received a B.S. in Computer Science from Poona University, India and a Masters of Business Administration from New York University’s Stern School of Business.

Debdeep Maji.  Mr. Maji is a Principal of Oxford Lane Management, TICC Management, LLC, the investment adviser to TICC Capital Corp., and T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Mr. Maji graduated from the Jerome Fisher Program in Management and Technology at the University of Pennsylvania where he received a Bachelor of Science degree in Economics from the Wharton School (and was designated a Joseph Wharton Scholar) and a Bachelor of Applied Science from the School of Engineering.

Kevin P. Yonon.  Mr. Yonon is a Senior Vice President of Oxford Lane Management, and also holds the same position at TICC Management, LLC, the investment adviser to TICC Capital Corp., and T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Previously, Mr. Yonon was an Associate at Deutsche Bank Securities and prior to that he was an Analyst at Blackstone Mezzanine Partners. Before joining Blackstone, he worked as an Analyst at Merrill Lynch in the Mergers & Acquisitions group. Mr. Yonon received a B.S. in Economics with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude, and an M.B.A. from the Harvard Business School.

Joseph Kupka.  Mr. Kupka is a Senior Associate of Oxford Lane Management, TICC Management, LLC, the investment adviser to TICC Capital Corp. and T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Previously, he worked as a risk analyst for First Equity Card Corporation. Mr. Kupka received a B.S. in Mechanical Engineering from the University of Pennsylvania.

Erica Davis.  Ms. Davis is an Associate of Oxford Lane Management, TICC Management, LLC, the investment adviser to TICC Capital Corp. and T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Previously, she worked as a fixed income analyst at Goldman Sachs and an investment banking analyst at Barclays Capital. Ms. Davis received a Bachelor of Science degree in Economics with a concentration in Finance from the Wharton School at the University of Pennsylvania, where she graduated cum laude.

Caleb Li.  Mr. Li is an Associate of Oxford Lane Management, TICC Management, LLC, the investment adviser to TICC Capital Corp. and T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Previously, he worked as an investment banking analyst at RBC Capital Markets. He graduated with a dual degree from the University of Pennsylvania where he received a B.S. in Economics (cum laude) with a concentration in Finance from the Wharton School and a B.A. in Mathematics (cum laude) from the College of Arts and Sciences.

Compensation

None of Oxford Lane Management’s investment personnel receive any direct compensation from the Registrant in connection with the management of the Registrant’s portfolio. Messrs. Cohen and Rosenthal, through their ownership interest in BDC Partners, LLC, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of the Registrant’s portfolio. The compensation paid by Oxford Lane Management to its other investment personnel includes: (i) annual base salary; and (ii) portfolio-based performance award.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive officer and principal accounting officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certifications of chief executive officer and chief accounting officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD LANE CAPITAL CORP.

By:	/s/ Jonathan H. Cohen Jonathan H. Cohen Chief Executive Officer Date: May 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan H. Cohen Jonathan H. Cohen Chief Executive Officer Date: May 27, 2014
By:	/s/ Patrick F. Conroy Patrick F. Conroy Chief Financial Officer, Chief Compliance Officer and Corporate Secretary Date: May 27, 2014